EYE CARE CENTERS OF AMERICA, INC.
                            FORM 10-Q - JUNE 29, 2002
                              FILED AUGUST 09, 2002

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eye Care Centers of America, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to and to the extent required under 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company, in their respective capacities indicated below, hereby certify as follows:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned officers has executed this certification as of the Ninth day of August, 2002.


By:     /s/  David  E.  McComas
         ----------------------
        David  E.  McComas
        President  and  Chief  Executive  Officer


By:     /s/  Alan  E.  Wiley
         -------------------
        Alan  E.  Wiley
        Executive  Vice  President  and  Chief  Financial  Officer